SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                              FORM 8-K/A
                            Current Report


                            AMENDMENT NO. 1


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  June 10, 1999




                     URBAN SHOPPING CENTERS, INC.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




     Maryland                  1-12278                  36-3886885
-------------------         --------------         --------------------
(State of incorpor-           (Commission          (IRS Employer
 ation)                      File Number)           Identification No.)



         900 North Michigan Avenue,
                Suite 1500
             Chicago, Illinois                             60611
    ----------------------------------------            ----------
    (Address of principal executive offices)            (Zip Code)





  Registrant's telephone number, including area code:  (312) 915-2000
  -------------------------------------------------------------------




                            Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)

     The undersigned registrant hereby amends the following section of its Report dated May 27, 1999 on Form 8-K:


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Listed below are the financial statements, pro forma financial information and exhibits which are filed as part of this report:

     a.    Financial Statements.

           Historical Statements of Operations for Century City Shopping Center & Marketplace for the three months ended March 31, 1999 (unaudited) and the year ended December 31, 1998 with Independent Auditors' Report thereon

     b.    Pro Forma Financial Information.

           Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1999 (unaudited)

           Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 1999 (unaudited)

           Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1998 (unaudited)

     c.    Exhibits

           23.1  Independent Auditors' Consent

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            URBAN SHOPPING CENTERS, INC.


                      By:   ADAM S. METZ
                            Executive Vice President, Chief
                            Financial Officer, Treasurer,
                            Director of Acquisitions and
                            Chief Accounting Officer



Date:  August 24, 1999

                     INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders
Urban Shopping Centers, Inc.:


     We have audited the accompanying Historical Statement of Operations (Historical Statement) of Century City Shopping Center & Marketplace (Century City) for the year ended December 31, 1998. This Historical Statement is the responsibility of management of Urban Shopping Centers, Inc. Our responsibility is to express an opinion on the Historical Statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying Historical Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Form 8-K/A of Urban Shopping Centers, Inc., as described in Note 1. The presentation is not intended to be a complete presentation of Century City's revenues and expenses.

     In our opinion, the Historical Statement referred to above presents fairly, in all material respects, certain operating revenues and expenses described in Note 1 of Century City for the year ended December 31, 1998, in conformity with generally accepted accounting principles.





                                  KPMG LLP



Chicago, Illinois
August 24, 1999

                     URBAN SHOPPING CENTERS, INC.

              Century City Shopping Center & Marketplace

             Historical Statements of Operations (Note 1)

         For the Three Months Ended March 31, 1999 (Unaudited) and the Year Ended December 31, 1998

                           ($000's omitted)



                                         Three Months
                                            Ended
                                          March 31,      Year Ended
                                            1999         December 31,
                                         (Unaudited)        1998
                                         ------------    ------------

Shopping center revenues:
  Minimum rents . . . . . . . . . . .        $  4,181        $ 16,514
  Percentage rents. . . . . . . . . .             292           1,465
  Recoveries from tenants . . . . . .           2,349           8,920
  Other . . . . . . . . . . . . . . .             617           2,114
                                             --------        --------

                                                7,439          29,013
                                             --------        --------

Shopping center expenses:
  Real estate taxes . . . . . . . . .             360           1,844
  Utilities . . . . . . . . . . . . .             229             726
  Repairs and maintenance . . . . . .           1,239           4,614
  Advertising . . . . . . . . . . . .              56             217
  Other operating . . . . . . . . . .             933           2,586
                                             --------        --------

                                                2,817           9,987
                                             --------        --------

  Operating income. . . . . . . . . .        $  4,622        $ 19,026
                                             ========        ========

























          See accompanying notes to statements of operations.

                     URBAN SHOPPING CENTERS, INC.

             Notes to Historical Statements of Operations

             Three Months Ended March 31, 1999 (Unaudited)
                   and Year Ended December 31, 1998
                           ($000's omitted)

(1)  BASIS OF PRESENTATION

     The accompanying historical statements of operations for Century City Shopping Center & Marketplace (Century City) are presented in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

The historical statements of operations are not representative of the actual operations for the three months ended March 31, 1999 and the year ended December 31, 1998, as certain revenues and expenses, which may not be comparable to the revenues and expenses expected to be incurred in the future operations have been excluded. Revenues and expenses excluded consist of interest income on short-term investments, mortgage interest, and depreciation and amortization.

     In the opinion of management, all adjustments (consisted solely of normal recurring adjustments) necessary for a fair presentation of the historical statement of operations for the interim period presented have been included. The results for the interim period ended March 31, 1999 are not necessarily indicative of the results to be obtained for the full fiscal year.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT PROPERTY

     Repair and maintenance expenses are charged to operations as incurred.

Significant betterments and improvements are capitalized and appreciated over their estimated useful lives.

     REVENUE RECOGNITION

     Minimum rent is recognized on a straight-line basis over the terms of the related leases.

     INCOME TAXES

     Century City is owned by Urban Shopping Centers, Inc. (Urban) through Urban Shopping Centers, L.P. as of June 10, 1999. Urban operates as a real estate investment trust (REIT) and under the provision of the Internal Revenue Code, a REIT will generally not be subject to Federal and state income taxes.

     USE OF ESTIMATES

     The preparation of statements of operations in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

(3)  LEASES

     Management has determined that all leases relating to Century City are properly classified as operating leases; therefore, rental income is reported when earned. Leases with tenants range in term from one to 47 years and generally provide for fixed minimum rents and reimbursement of operating costs. In addition, leases with shopping center tenants provide for additional rent based upon percentages of tenant sales volumes.

     Minimum lease payments to be received in the year 1999 to 2003, and thereafter, under the above lease agreements are $16,325, $15,794, $14,744, $13,956, $11,948, and $36,692, respectively.

                     URBAN SHOPPING CENTERS, INC.

                    Pro Forma Financial Statements

                            March 31, 1999

                              (Unaudited)



     The following unaudited pro forma condensed consolidated financial statements for Urban Shopping Centers, Inc. (Urban) reflect the acquisition by Urban of Century City Shopping Center & Marketplace (Century City). The pro forma condensed consolidated financial statements have been prepared based upon certain pro forma adjustments to the historical financial statements of Urban.

     The accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 1999 has been prepared as if Century City had been acquired as of the balance sheet date.

     The accompanying unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 1999 and for the year ended December 31, 1998 have been prepared as if the Century City acquisition had occurred as of January 1, 1998.

     The unaudited pro forma condensed consolidated financial statements do not purport to be indicative of the results which would actually have been obtained had the transaction described above been completed on the dates indicated or which may be obtained in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the statements of operations for Century City included herein.

                     URBAN SHOPPING CENTERS, INC.

            Pro Forma Condensed Consolidated Balance Sheet

                            March 31, 1999

                              (Unaudited)
                ($000's omitted, except share amounts)



                                              Pro Forma
                                Historical   Adjustments    Pro Forma
                                ----------   -----------    ----------

      ASSETS

Investment properties, net of
  accumulated depreciation. . . $1,206,629   $  272,102(a) $1,478,731
Investment property held for
  sale. . . . . . . . . . . . .     12,568                     12,568
Investments in unconsolidated
  partnerships and the
  Management Company. . . . . .    184,797                    184,797
Cash, cash equivalents and
  short-term investments. . . .      2,189                      2,189
Interest, rents and other
  receivables . . . . . . . . .     17,855                     17,855
Deferred expenses and other
  assets. . . . . . . . . . . .     16,081          172(b)     16,253
                                ----------   ----------    ----------

                                $1,440,119   $  272,274    $1,712,393
                                ==========   ==========    ==========


     LIABILITIES AND
     STOCKHOLDERS' EQUITY

Liabilities:
  Mortgage notes payable. . . . $  783,986   $  230,079(c) $1,014,065
  Land sale-leaseback
   proceeds . . . . . . . . . .     75,000                     75,000
  Deferred lease accrual. . . .     21,269                     21,269
  Accounts payable and other
   liabilities. . . . . . . . .     67,352                     67,352
  Investments in uncon-
   solidated partnerships . . .     43,693                     43,693

  Commitments and
   contingencies. . . . . . . .
                                ----------   ----------    ----------

      Total liabilities . . . .    991,300      230,079     1,221,379

Minority interest . . . . . . .    127,038       42,195(d)    169,233

                     URBAN SHOPPING CENTERS, INC.

                            March 31, 1999



                                              Pro Forma
                                Historical   Adjustments    Pro Forma
                                ----------   -----------    ----------

Stockholders' equity:
  Preferred stock, $.01 par
   value, 5,000,000 shares
   authorized, 3,772,915
   historical and pro forma
   shares issued and out-
   standing . . . . . . . . . .         38                         38
  Common stock, $.01 par
   value, 140,000,000 shares
   authorized, 17,487,684
   historical and pro forma
   shares issued and out-
   standing . . . . . . . . . .        175                        175
  Unit voting stock, $.01 per
   value, 5,000,000 shares
   authorized, 407,935
   historical and pro forma
   shares issued and out-
   standing . . . . . . . . . .          4                          4
  Additional paid-in capital. .    492,131                    492,131
  Retained earnings (deficit) .   (170,567)                  (170,567)
                                ----------   ----------    ----------

      Total stockholders'
       equity . . . . . . . . .    321,781        --          321,781
                                ----------   ----------    ----------

                                $1,440,119   $  272,274    $1,712,393
                                ==========   ==========    ==========



























       See accompanying notes to pro forma financial statements.

                     URBAN SHOPPING CENTERS, INC.

       Pro Forma Condensed Consolidated Statement of Operations

               For the Three Months Ended March 31, 1999

                              (Unaudited)
                ($000's omitted, except share amounts)


                                              Pro Forma
                                             Adjustments
                                Historical       (e)        Pro Forma
                                ----------   -----------    ----------
Revenues:
  Shopping center revenues:
   Minimum rents. . . . . . . . $   31,252   $    4,181    $   35,433
   Percentage rents . . . . . .        645          292           937
   Recoveries from tenants. . .     16,327        2,349        18,676
   Other. . . . . . . . . . . .      1,487          723 (f)     2,210
                                ----------   ----------    ----------
                                    49,711        7,545        57,256
  Interest income . . . . . . .        181                        181
                                ----------   ----------    ----------
                                    49,892        7,545        57,437
                                ----------   ----------    ----------
Expenses:
  Shopping center expenses. . .     18,311        2,766 (g)    21,077
  Mortgage and other interest
   and ground rent. . . . . . .     13,063        4,185 (h)    17,248
  Depreciation, amortization
   and write-off of assets. . .     10,845        1,932 (i)    12,777
  General and administrative. .      1,504                      1,504
                                ----------   ----------    ----------
                                    43,723        8,883        52,606
                                ----------   ----------    ----------
    Operating income. . . . . .      6,169       (1,338)        4,831

Income from unconsolidated
  partnerships and the
  Management Company. . . . . .      2,533                      2,533
                                ----------   ----------    ----------
    Income before minority
     interest and extra-
     ordinary items . . . . . .      8,702       (1,338)        7,364

Minority interest . . . . . . .     (2,603)        (469)(j)    (3,072)
                                ----------   ----------    ----------
    Income before extra-
     ordinary items . . . . . .      6,099       (1,807)        4,292

Dividends on preferred stock. .     (2,113)                    (2,113)
                                ----------   ----------    ----------
    Income before extra-
     ordinary items applicable
     to common and unit
     voting common stock. . . . $    3,986   $   (1,807)   $    2,179
                                ==========   ==========    ==========

    Basic income before
     extraordinary items per
     common and unit voting
     common stock . . . . . . . $     0.22                 $     0.12
                                ==========                 ==========

                     URBAN SHOPPING CENTERS, INC.

               For the Three Months Ended March 31, 1999


                                              Pro Forma
                                             Adjustments
                                Historical       (e)        Pro Forma
                                ----------   -----------    ----------

    Diluted income before
      extraordinary items per
      common and unit voting
      common stock. . . . . . . $     0.22                 $     0.12
                                ==========                 ==========

    Weighted average common
     and unit voting common
     stock outstanding:

       Basic. . . . . . . . . . 17,885,675                 17,885,675
                                ==========                 ==========

       Diluted. . . . . . . . . 18,099,093                 18,099,093
                                ==========                 ==========









































       See accompanying notes to pro forma financial statements.

                     URBAN SHOPPING CENTERS, INC.

       Pro Forma Condensed Consolidated Statement of Operations

                 For the Year Ended December 31, 1998

                              (Unaudited)
                ($000's omitted, except share amounts)


                                              Pro Forma
                                             Adjustments
                                Historical       (e)        Pro Forma
                                ----------   -----------    ----------
Revenues:
  Shopping center revenues:
   Minimum rents. . . . . . . . $  118,290   $   16,514     $ 134,804
   Percentage rents . . . . . .      7,322        1,465         8,787
   Recoveries from tenants. . .     65,108        8,920        74,028
   Other. . . . . . . . . . . .      6,866        2,385 (f)     9,251
                                ----------   ----------     ---------
                                   197,586       29,284       226,870
  Interest income . . . . . . .      1,103                      1,103
                                ----------   ----------     ---------
                                   198,689       29,284       227,973
                                ----------   ----------     ---------
Expenses:
  Shopping center expenses. . .     72,538        9,870 (g)    82,408
  Mortgage and other interest
   and ground rent. . . . . . .     48,347       16,606 (h)    64,953
  Depreciation, amortization
   and write-off of assets. . .     41,649        7,729 (i)    49,378
  General and administrative. .      4,829                      4,829
                                ----------    ----------    ---------
                                   167,363       34,205       201,568
                                ----------    ----------    ---------
    Operating income. . . . . .     31,326       (4,921)       26,405

Income from unconsolidated
  partnerships and the
  Management Company. . . . . .     11,042                     11,042
                                ----------     ---------    ---------
    Income before minority
     interest and extra-
     ordinary items . . . . . .     42,368       (4,921)       37,447

Other gains . . . . . . . . . .        479                        479
Minority interest . . . . . . .    (13,540)      (2,028)(j)   (15,568)
                                ----------    ---------     ---------
    Income before extra-
     ordinary items . . . . . .     29,307       (6,949)       22,358

Dividends on preferred stock. .     (6,359)                    (6,359)
                                ----------    ---------     ---------
    Income before extra-
     ordinary items applicable
     to common and unit
     voting common stock. . . . $   22,948    $  (6,949)    $  15,999
                                ==========    =========     =========

    Basic income before
     extraordinary items per
     common and unit voting
     common stock . . . . . . . $     1.29                  $    0.90
                                ==========                  =========

                     URBAN SHOPPING CENTERS, INC.

                 For the Year Ended December 31, 1998



                                             Pro Forma
                                            Adjustments
                                Historical      (e)         Pro Forma
                                ----------  -----------     ----------

    Diluted income before
      extraordinary items per
      common and unit voting
      common stock. . . . . . . $     1.27                  $    0.88
                                ==========                  =========

    Weighted average common
     and unit voting common
     stock outstanding:

       Basic. . . . . . . . . . 17,744,072                 17,744,072
                                ==========                 ==========

       Diluted. . . . . . . . . 18,013,943                 18,013,943
                                ==========                 ==========








































       See accompanying notes to pro forma financial statements.

                     URBAN SHOPPING CENTERS, INC.

    Notes to Pro Forma Condensed Consolidated Financial Statements

             March 31, 1999 and for the Three Months Ended
          March 31, 1999 and the Year Ended December 31, 1998

                              (Unaudited)
                ($000's omitted, except share amounts)




(a) The pro forma adjustment reflects Urban's acquisition of Century City, including closing costs, as if it occurred on March 31, 1999.

(b) The pro forma adjustment reflects the deferred financing costs associated with the mortgage note payable secured in connection with the acquisition.

(c) The pro forma adjustment reflects the nine-year $160,000 mortgage note payable amended and restated in connection with the acquisition and additional fundings on Urban's line of credit.

(d) The pro forma adjustment reflects the issuance of $40,000 of Series C Cumulative Redeemable Preferred Partnership Units, net of $1,000 of closing costs. The preferred units are entitled to fully cumulative distributions at a rate of 9.125% per annum. Urban Shopping Centers, L.P. also issued approximately 81,000 operating partnership units for proceeds totaling $3,195. Proceeds from both equity issuances were used to fund a portion of the acquisition of Century City.

(e) The pro forma adjustments reflect, unless otherwise noted, certain historical revenues and expenses for Century City.

(f) The pro forma adjustment includes amounts required to adjust historical parking income as a result of the new management agreement related to the parking garage.

(g) The pro forma adjustment includes amounts required to adjust historical management fees to equal 3.0% of minimum rents and percentage rents as a result of the new management agreement with Urban Retail Properties Co. and a $75 per annum management fee as a result of the new management agreement related to the parking garage.

(h) The pro forma adjustment reflects interest expense on (i) the property mortgage note payable of $160,000 at a blended interest rate of 7.58% and (ii) the additional fundings on Urban's line of credit of $70,079 at a floating interest rate of LIBOR + 0.85% (6.58% and 6.39% at March 31, 1999 and December 31, 1998, respectively).

(i) The pro forma adjustment reflects (i) the depreciation expense resulting from the acquisition of Century City, assuming an asset life of 30 years and (ii) the amortization expense resulting from the deferred financing costs of $172 related to the nine-year mortgage note payable.

(j) The pro forma adjustment reflects the adjustment for (i) dividends payable to the preferred unit holders' (($913) and ($3,650)) and (ii) the operating partnership unit holders' share of pro forma income before extraordinary items ($444 and $1,622).